Loss of Acquisition Deposit	12 Months Ended
Dec. 31, 2023
Loss of Transaction Deposit [Abstract]
LOSS OF ACQUISITION DEPOSIT
11.	LOSS OF ACQUISITION DEPOSIT

In September 2023, the Group entered into a purchase agreement with Dongzheng Ruibo (Shanghai) Investment Center (Limited Partnership), or Dongzheng, and other related parties to acquire 100% of interest in Shanghai Shengran Information Technology Co., Ltd. and associated interests pertaining to all of its consolidated variable interest entities. The Group paid an acquisition deposit of RMB20 million, or approximately US$2.8 million for the acquisition pursuant to the agreement. Due to the Group’s failure to pay the transaction amount in full in accordance with the terms of the agreement, the agreement was terminated in November 2023. In April 2024, the Group settled the breach of the agreement with Dongzheng and the acquisition deposit was granted to Dongzheng as compensation.